Atlas Investor Presentation December 2009 Exhibit 99.2

Introduction to the Select/Atlas Team

Atlas Acquisition Holdings Corp. Leadership Select Staffing Leadership
D. Stephen Sorensen (Chairman and CEO)
o
Entrepreneur and builder of the Select Staffing business from a small regional player to a ~$1.5 billion revenue national leader
o
Arthur Andersen, GolderThomaCressey, Mark Twain Bank
o
University of Chicago MBA
Paul J. Sorensen (President)
o
Has led Select to achieving double-digit—and sometimes
triple-digit—revenue growth over the last few years
o
Computer Sciences Corporation, Booz Allen & Hamilton
o
Harvard Business School MBA
Jeff R. Mitchell (CFO)
o
Director of Financial Services at Rio Tinto
o
Founder of Compensation Advisors
o
CPA at PriceWaterhouseCoopers
Fred Pachon
o
Claims Adjuster – Republic Indemnity
o
Investigator – Industrial Indemnity
o
Unit Claims Supervisor – Crum & Foster
o
Disability Manager – Western General
o
Regional Manager – Monarch Life
o
Risk manager of the year 2009
James N. Hauslein (Chairman and CEO)
o
Successful Operator / Business Builder
o
Chairman and CEO, Sunglass Hut (1987 – 2001)
o
Sunglass Hut sold to Luxottica Group (2001)
o
Private Equity Experience (1984 – 1991)
o
Hauslein & Company, Inc. (2001 to Present)
o
SPAC Experience:
o
Director Freedom/GLG Partners Inc: $3.4 billion merger
o
Director Liberty Acquisition
Gaurav Burman (President)
o
Over 10 years of successful private equity investing
o
Managing Partner at Elephant Capital plc
o
Director – Global private equity at Dresdner Kleinwort
Wasserstein (1998 – 2005)
o
Board member Dabur International

Table of Contents 3 Transaction Highlights Overview of Select Staffing Business Overview of Transaction Summary Appendices

Transaction Highlights

Select Staffing / Atlas Merger Highlights

Quality Asset: Select Staffing is the #2 private U.S. staffing company with best-in-class profitability and exciting growth story
o
~$1.5 billion of revenue and ~$92 million of Adjusted EBITDA in 2009
o
Attractively positioned in the highest growth areas of the staffing sector
o
Best-in-class approach to cost and risk management
o
Experienced consolidator in a fragmented industry
Very Compelling Valuation: Transaction is priced at discounted entry valuation versus publicly traded peers:
o
9.2x 2009E Adjusted EBITDA  — 43% discount to publicly traded peers
o
8.2x  2010E EBITDA  — 38% discount to publicly traded peers
Opportune Timing:  Temporary staffing sector is poised for recovery in the economy and post-cyclical growth
o
Temporary staffing payrolls have been positive for the last four straight months, after 19 months of decline
o
Staffing company valuation trends are correlated with recovery in GDP growth
De-Leveraging Story: Atlas-backed recapitalization will enable Select Staffing to pursue future growth opportunities
o
Transaction reduces indebtedness by up to $250 million, bringing leverage down from:
o
4.9x to 2.5x–3.1x of Total Debt/ 2010E EBITDA, depending on level of redemptions
o
Debt can be further reduced by $30-$40 million in 2010 with cash from operations; leverage as low as 2.2x
o
The post closing balance sheet will allow Select to grow both organically and through acquisitions

Overview of Select Staffing Business

Select Staffing Introduction

Diversification Story — Revenue Contribution Revenue and EBITDA Margin (%)
40%
26%
17%
9%
4%
4%
California
South
Midwest
Northeast
Central
Other
West
98%
2%
California Other
2005
Today
Note:
1Adjusted EBITDA for 2008A and 2009E
Founded in 1985 and family - owned: corporate headquarters in Santa Barbara, CA
Differentiated business strategy:
o
Large, Diverse and Loyal Customer Base
o
Larger Branch Offices                          Industry-leading margins
o
Industry Best Practices Approach to Risk Management
o
Rapid Growth Through Acquisitions
o
Experienced and Proven Management Team
Source: Company information
857
1,266
1,445
1,527
1,625
7.0%
4.2%
5.4%
6.0%
6.5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2006A 2007A 2008A (1) 2009E (1) 2010E
Revenue EBITDA Margin(%)

Sales ($mm)
40
35
30
25
20
15
10
5
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52
Weeks

Assocaites on Assignment
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49
Weeks

Favorable Macro Trends

Labor market is beginning to show signs of stabilization:
o
Temporary staffing, a leading indicator, positive for the last four straight months, after 19 months of decline
o
Labor Department unemployment report released on Dec 4, 2009 shows nonfarm payrolls fall by just 11,000 in
November 2009, slowing sharply from 111,000 drop in October
o
Other leading indicators, such as hours worked and manufacturing over time rose in November as well
o
Staffing companies are trading at valuations reflecting strong prospects in 2010
The temporary staffing market recovery is evident in Select’s recent sales performance and published reports by public staffing businesses
Select Weekly Sales Associates on Assignment
Source:  Company information and US Department of Labor
2007A 2008A 2009A Linear (2009A)
2007A 2008A 2009A Linear (2009A)

Attractive Position in High Growth Areas

Positioning in the market
Select operates in the largest and highest growth segments of the staffing sector
o
Commercial, Financial/Accounting and Professional Employment Organization (“PEO”)
o
Approximately 90% of revenue is in the Commercial segment, with projected 2010 growth rate of over 10%
o
Company growth assumptions conservative at 6.4% organic revenue growth for 2010
o
According to the Staffing Industry Analysts:
“Commercial staffing is traditionally first out of the gate in an economic recovery, and we expect this time will be no exception. While we are holding our projection of 24% contraction in commercial revenue for 2009, we project 11%
growth in 2010, greater than our projection of 6% growth for professional. The bullish projections for commercial are driven by the industrial segment. Although industrial still has a long way to go to recover its losses, respondents to our monthly pulse survey have noted “widespread improvement” in month-to-month sequential trends in this segment.” –
October 2009
Select Staffing core business focuses on the commercial market – the fastest growing area in temporary staffing solid underpinning for 2009 and 2010 growth projections
Industry
Projections of
Growth Rates
Select % of
Revenue
Contribution to
Select Growth
Commercial 11.0% 87% 9.6%
Financial / Accounting 8.0% 5% 0.4%
PEO 0.0% 6% 0.0%
10.0%
2010 Company Projection 6.4%
Select 2009 / 2010 industry-analysis projected growth rate in 2010 =
Source: Staffing Industry Analysts Report, October and December 2009

U.S. Temp Staffing Revenue Growth
25%
20%
15%
10%
5%
0%
-5%
-10%
1%
2%
3%
4%
5%
6%
U.S. GDP Growth
1997
1996
1998
2004
1999
2005
2000
2006
2007
2003
2008
2001
2002

Staffing Revenues Correlated with GDP Growth

Temporary employment revenue tracks GDP growth with outsize performance on an upswing
Source: Staffing Industry Analysts Report, October and December 2009
Staffing sector growth is directly
correlated to GDP growth
GDP is forecasted to rise in 2010
Staffing Industry Analysts expect
the temporary employment
sector to grow by 5% overall in
2010
U.S. GDP growth (estimates and projections)
1Q09
1
2Q09
1
3Q09
1
4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10 FY11
Philadelphia Fed (6.4)% (0.7)% 2.8% 2.7% (2.5)% 2.3% 2.4% 2.6% 2.9% 2.4% 3.1%
Conference Board (6.4)% (0.7)% 2.8% 3.2% (2.4)% 1.0% 1.8% 2.1% 2.6% 2.0% na
WSJ
2
(6.4)% (0.7)% 2.8% 2.9% na 2.7% 3.0% 2.9% 3.0% 2.8% na
Notes:
1    Actual (release from U.S. Bureau of Economic Analysis)
2    Median of all responses
2

Temporary Penetration Rate and Monthly Change

Temp. Pen. Rate (%)
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
6.0
4.0
2.0
0.0
(2.0)
(4.0)
(6.0)
(8.0)
Month-over-month change (bps)
Feb-90
Feb-91
Feb-92
Feb-93
Feb-94
Feb-95
Feb-96
Feb-97
Feb-98
Feb-99
Feb-00
Feb-01
Feb-02
Feb-03
Feb-04
Feb-05
Feb-06
Feb-07
Feb-08
Feb-09
Temp. Pen. Rate
Month-over-month change

Temporary Employment and Penetration

Temporary penetration on the upswing — head room for increased penetration based on recent US peak penetration rate of  ~2% versus 4.8% in the UK, 2.8% in Netherlands and 2.5% in France
Source:  Staffing Industry Analysts Report, December 2009 and International Labor Organization Report

'03–'08 CAGR: 6.3%
'03–'05 CAGR: 2.7%
($US bn)

'03–'08 CAGR: 24.1%
'03–'05 CAGR: 8.7%
($US bn)

'03–'08 CAGR: 12.1%
'03–'05 CAGR: 14.0%
($US bn)

'03–'08 CAGR: 9.2%
'03–'05 CAGR: 17.8%
($US bn)

'03–'08 CAGR: 5.0%
'03–'05 CAGR: 9.5%
($US bn)

'03–'08 CAGR: 4.8%
'03–'05 CAGR: 6.5%
($US bn)

$1.7
$2.0
$2.0
$1.9
$2.0
$2.2
$ --
$1.0
$2.0
$3.0
2003 2004 2005 2006 2007 2008
$4.3
$4.9
$5.2
$5.5
$5.7
$5.5
$ --
$2.0
$4.0
$6.0
$8.0
2003 2004 2005 2006 2007 2008
$0.9
$1.0
$1.2
$1.3
$1.4 $1.4
$ --
$1.0
$2.0
2003 2004 2005 2006 2007 2008
$12.2
$14.7
$15.8
$17.6
$20.5
$21.6
$ --
$10.0
$20.0
$30.0
2003 2004 2005 2006 2007 2008
$6.6
$7.8 $7.8
$10.8
$13.4
$19.5
$ --
$10.0
$20.0
$30.0
2003 2004 2005 2006 2007 2008
$20.5
$23.4
$21.6
$26.9
$30.8
$27.8
$ --
$10.0
$20.0
$30.0
$40.0
2003 2004 2005 2006 2007 2008
Strong Expected Growth out of a Downturn
Adecco Randstad
1
Manpower
Trueblue Kelly Services Spherion
Coming out of the previous economic cycle, the staffing sector experienced robust revenue growth
Note: 1 Randstad not pro forma for the Vedior acquisition for comparability purposes with prior periods

Source: Company information

(%)
6.0
6.5
4.4
6.0
3.1
3.6
3.1
3.5
2.9
3.6
2.5
2.8
1.6
2.1
1.5
5.7
1.4
1.6
nm
0.6
Select
Robert Half
Adecco
Randstad
TrueBlue
MPS Group
Spherion
Resources Connection
Manpower
Kelly Services
2009
2010

Days
61
59
54
53
44
39
39
34
33
Manpower
Randstad
Kelly Services
Adecco
Spherion
Robert Half
Select
TrueBlue
Resources Connection
Core Comparables
Other Comparables

Best-in-Class EBITDA Margins

Demonstrated track record of sustained growth and best-in-class profitability
Successful integration of key acquisitions — consistently delivering operational savings and reductions ahead of schedule and budget
Value created through cost savings; industry leading safety practices and cost-saving aggressive early settlement of claims
Highly disciplined approach to cash generation
o
Best - in - class profitability – 2009E Adjusted EBITDA margin of 6.0% vs. a mean of 2.4% for the core peers
o
DSO of 39 days as of September 6, 2009, 14 days less than average of the core peers
Notable lack of customer concentration – top 10 clients accounted for just 9.8% of 2009 YTD revenue
2009E and 2010 EBITDA Margin A/R Days Sales Outstanding (“DSO”)
Source:    Company information and Capital IQ

40%
35%
30%
25%
20%
15%
10%
5%
0%
32.5%
34.0%
27.5%
35.1%
24.2%
26.0%
20.5%
19.4%
16.7%
18.6%
16.6%
17.9%
15.7%
17.0%
13.6%
15.2%
12.0%
11.0%
Robert Half
Resources Connection
Trueblue
Spherion
Kelly
Randstad
Manpower
Adecco
Select

Best-in-Class Cost Management
SG&A as % of Revenues
Source:    Company information and Capital IQ
Proactive cost management insures margin stability: $18 million of reduction in gross profit in nine months of 2009 were offset by $17 million of SG&A reduction during the same period
Fortress branch strategy
oFocus on EBITDA delivery at branch (not just gross margin)
oBarbell strategy: 3-4 “price competitive”
anchor enterprise customers + many higher margin, mid-size customers
o
Enhances revenue stability
o
Leverages fixed costs
o
Maximizes branch profitability
Potential for operating leverage at branch and corporate levels
oSuperior customer retention and new client recruitment
o
Select’s 104-person sales force landed 7,000 new accounts in 2008; 5,621 in 2009 YTD (through 10/31)
o
Successful retention: 75% of 20 largest clients in 2004 were still customers in 2008
o
Average relationship term of Select’s top 10 customers is 6 years

2008 YTD 2009

Business Insurance
Risk Manager
of the Year
FRED O. PACHÓN
Select Staffing Inc.

Business Insurance
Risk Manager
OF THE YEAR
2009

NU
AWARD FOR EXCELLENCE
IN
WORKERS' COMP RISK MANAGEMENT

RISK INNOVATOR
RI
08
RISK & INSURANCE

Best-in-Class Risk Management
Best-in-class approach to risk management
Select is the low cost leader despite 40% sales concentration in the state
California, which is the 6th most expensive state in the U.S. for employer expenditure on Workers Comp at $1.28 / $100 of wages
Named Risk Manager of the Year for 2009 by Business Insurance magazine
Select has achieved a 65% reduction in injury frequency from 2001 to YTD
2009
o
Pro-active, incentive based, post-injury cost containment program
Smallest % of workers’ compensation expense amongst peer group
o
Pro-active liability management approach
o
Incentive programs to employees with the best safety record
Injury Rate Comparison for Select (per 100,000 billable hours)
Source:    Company information and Morgan Stanley Investment Banking
8.1
6.1
4.1
3.9
3.6
3.3 3.3
3.8
2.8
0
1
2
3
4
5
6
7
8
9
2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009

19.0x
13.0x
6.6x
6.1x
3.8x
3.8x
4.3x
2.6x
3.4x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
18.0x
20.0x
RemedyTemp
- May 06
Albest -
June 2007
Tandem -
Oct 2007
Resolve -
Jan 2008
Westaff -
Mar 2009
TEV/EBITDA Acquisition Multiple (x)
Pre-Synergies Post-Synergies
Experienced Consolidator of Fragmented Space
Select is an experienced industry consolidator with a
proven track record of creating value from acquisitions
through operational restructuring
Source:    Staffing Industry Report 2009 – May 2009, Morgan Stanley Investment Banking and Company information
Staffing market size ~ $320Bn of revenue
worldwide and  ~$100Bn in U.S., with top 10
global players capturing only ~1/3 of total revenue
Industry is ripe for consolidation
o
Over 100 companies having revenues of
$100+ million
Worldwide staffing market remains highly
fragmented, creating numerous opportunities for
future acquisitions
284.0x
Largest US Staffing Firms by Revenue
16
17
29
66
111
0
20
40
60
80
100
120
$1bn + $ 500mm + $ 200mm + $ 100mm +
Revenue ($mm)

Overview of Transaction

Select Staffing / Atlas Merger Highlights

Atlas is acquiring 100% of Select Staffing for newly issued Atlas shares
Select
Staffing is valued at $840 million at closing (pre earnout)
Select Staffing is valued  at 2010E EBITDA multiple of 8.2 x vs. 13.2x for publicly traded  core comparable companies
o
25.8 million Atlas warrants will be exchanged for 1.677 million Atlas Shares
o
Atlas founders will surrender/cancel  1.0 million shares
Atlas cash of up to $185 million will de-lever the Select Staffing balance sheet by up to $250 million of debt
$92 million of Second Lien debt is repaid with $25 million of Atlas cash and 7.0 million newly-issued Atlas shares
First Lien debt and revolver will be reduced by up to $160 million with the balance of Atlas cash
Ownership is 44.7% Atlas, 43.1% Select Staffing and 12.2% Second Lien debt holders (pre earnout and no redemption)
Select Shareholders have an opportunity to earn additional shares through the earnout plan as follows:
o
EBITDA-based earnout: up to 6.0 million shares if 2010 audited EBITDA between $98 mm and $113 mm
o
2010 Stock Performance-based earnout: 2.0 mm shares when stock trades at or above $15/share for 20/30 trading days before April 2011
o
Shares obtained under Stock-Performance-based  earnout would be credited against shares received through EBITDA-based earnout
1
3
2
Note:
1
Multiple pro forma for 3.2 million of earnout shares (valued at $10/share issue price) for projected $106 million of EBITDA in 2010. Post earnout TEV = $872 million
2
Remaining $8 million of Second Lien debt may exercise a right to receive 0.8 million newly-issued Atlas shares
3
If remaining Second Lien exercise the right to receive 0.8 million shares, ownership will be: 44.1% Atlas, 42.5% Select Staffing and 13.4% Second Lien debt holders
4
Expires 45 days after Select files its annual report on Form 10-k with respect to the fiscal year ending December 26, 2010
4

EV/EBITDA
20
15
10
5
0
(x)
9.2
16.1
17.8
8.2
13.2
15.7
7.3
9.2
9.4
2009E
2010E
2011E
Select
Core Comparables Average (2)
Broad Universe (3)

Attractive Valuation Relative to Peers

Attractive Valuation:
Implied multiple of
8.2x¹2010E
EBITDA; Total Enterprise Value of $840 million at closing (pre earnout)
o
Core Public comparables (Adecco, Manpower, Randstad, Spherion and True Blue) trade at a mean of 13.2x 2010E EBITDA
o
Core Public comparables 2010E multiples based on current forecasts
Select transaction valuation is attractive on both forward and trailing multiple basis; pre- and post-earnout
Select is valued at an implied multiple of 9.2x 2009E EBITDA, compared to a core comparable companies’ mean value of 16.1x 2009E EBITDA
Select is valued at an implied multiple of
7.3x¹2011E
EBITDA, compared to a core comparable companies’ mean value of 9.2x 2011E EBITDA
Source:    Company information and Capital IQ
Note:
1Multiple pro forma for 3.2 million of earnout shares (valued at $10/share issue price) for projected $106 million of EBITDA in 2010. Post earnout TEV = $872 million
2Core Comparables Average includes: Adecco, Manpower, Randstad, Spherion and True Blue. Excluding from the comparables average are Kelly Services, Resources
Connection and Robert Half
3Includes all comparables mentioned above

Attractive Valuation Pre- and Post-Earnout
Note:
1Assuming 0% Redemption
2Ownership based on $518 million of  closing debt; maximum closing debt per closing condition of merger agreement of $528 million
Pro Forma for full earnout does not change implied 2010E EV/EBITDA multiple materially, and results in a maximum dilution of 4.2% for Atlas shareholders
If full earnout EBITDA levels are achieved, this will allow Select to de-lever faster thereby increasing equity value
20
Valuation ($mm, unless stated)
Transaction EV
2010E EBITDA
Implied 2010E EV/EBITDA (x)
2010E EV /EBITDA for Core Comparables
At Close
1
Pro Forma for 2010E EBITDA
Earnout
1
Pro Forma for Full
Earnout
1
Ownership (mm, unless stated)
Shares (mm) % Ownership Shares (mm) % Ownership Shares (mm)% Ownership
Atlas Shareholders 25.7 44.7% 25.7 42.4% 25.7 40.5%
Select Shareholders 24.7 43.1% 27.9 46.1% 30.7 48.5%
Second Lien Shareholders 7.0 12.2% 7.0 11.6% 7.0 11.0%
Total 57.4 100.0% 60.6 100.0% 63.4 100.0%
8.0x
13.2x
7.9x 8.2x
13.2x 13.2x
Pro Forma for 2010E EBITDA
Earnout
1
$840 $872
$106 $106
Pro Forma for Full
Earnout
1
$900
$113
At Close
1

Illustrative Share Price Analysis
2009E Mean
EV/EBITDA for
comparables
2010E Mean
EV/EBITDA for
comparables
21
(numbers are in millions, except per share price)
2009 Multiples 2010 Multiples
EV/EBITDA Multiple 10.0x 12.0x 14.0x 16.1x 10.0x 12.0x 13.2x 16.0x
Share Price 11.34 $ 14.54 $ 17.14 $ 20.38 $ 13.10 $ 16.35 $ 18.41 $ 23.24 $
Warrant Value
(1)
0.74 $   0.95 $   1.11 $   1.32 $   0.85 $   1.06 $   1.20 $   1.51 $
Unit Value 12.08 $ 15.49 $ 18.25 $ 21.71 $ 13.95 $ 17.41 $ 19.61 $ 24.75 $
Calculations:
Adjusted EBITDA 91.7 $   (FY 2009 Estimate) 106.0 $ (FY 2010 Projection)
Enterprise Value 917 $    1,101 $ 1,284 $ 1,477 $ 1,060 $ 1,272 $ 1,399 $ 1,696 $
Debt at closing
(2)
(266) $  (266) $  (266) $  (266) $  (266) $  (266) $  (266) $  (266) $
Equity Value at closing 651 $    835 $    1,018 $ 1,211 $ 794 $    1,006 $ 1,133 $ 1,430 $
Number of shares outstanding
(3)(4)
57.4 57.4 59.4 59.4 60.6 61.5 61.5 61.5
Notes:
(1) Warrant value reflects value of equity issued to retire one Atlas warrant
(2) Debt at closing reflects 0% redemption case and is based on $518mm of debt at closing
(3) Number of shares outstanding for 2009 includes 2 million earn out shares if illustrated share price is above $15.00
(4) Number of shares outstanding for 2010 includes 2 million of earn out shares if projected share price is above $15.00.  Also includes EBITDA  based earn out shares, which are calculated as follows:
For every $1 million incremental EBITDA beyond $98 million, Select earns 400,000 shares (if share price earn out is  not earned) or 266,667 Shares (if share price based earn out are earned).  Total earn out shares are capped at 6 million shares

Value Creation through De-Leveraging - Illustrative
$185 million of Atlas cash and 7.0 million of shares will be used to reduce Select debt load by up to $250 million
Leverage is down 5.6x to 2.9x 2009E EBITDA and 4.9x to 2.5x 2010E EBITDA
Outstanding indebtedness can be further reduced in 2010 by estimated $30 – $40 million cash flow from operations, which would further reduce leverage from 2.5x to 2.2x
22
0% Redemption 15% Redemption 30% Redemption
Atlas Investment Atlas Investment Atlas Investment
($mm, unless stated) Before Cash
Shares
(mm) After
1
Cash
Shares
(mm) After
1
Cash
Shares
(mm) After
1
Revolver $15.0 ($15.0) - $0.0 ($15.0) - $0.0 ($15.0) - $0.0
First Lien $391.0 ($145.0) $246.0 ($115.0) $276.0 ($85.0) $306.0
Second Lien $100.0 ($25.0) 7.0
2
$8.0 ($25.0) 7.0
2
$8.0 ($25.0) 7.0
2
$8.0
Unsecured Debt $12.0 - - $12.0 - - $12.0 - - $12.0
Total Debt $518.0 ($185.0) $266.0 ($155.0) $296.0 ($125.0) $326.0
2009E EBITDA $91.7
2010E EBITDA $106.0
Leverage (x):
2009E 5.6x 2.9x 3.2x 3.6x
2010E 4.9x 2.5x 2.8x 3.1x
Note:
1
Assuming 0% Redemption
2
Remaining $8 million of Second Lien debt may exercise a right to receive 0.8 million newly-issued Atlas shares
3
Analysis assumes $518 million of closing debt; maximum closing debt per closing condition of merger agreement of $528 million

Summary

Conclusion
Quality Asset —#2 private U.S. staffing company with best-in-class profitability and an exciting growth story
Very Compelling Valuation — ~40% EV/EBITDA multiple discount over comparables
Opportune Timing — Temporary staffing sector recovering
De-Leveraging Story — Leverage reduced from 4.9x to 2.5x – 3.1x 2010E EBITDA, depending on level of redemptions
Select Staffing’s outstanding industry performance and market-leading metrics, combined with Atlas’ cash infusion and Atlas-backed recapitalization will create a superior public company equity investment opportunity

Appendix

Select Staffing Financials

Selected Summary Financials

Source:  Company information
($mm) FY 2008A FY 2009E
1,2
FY 2010E
2
FY 2011E
Revenue $1,445.5 $1,526.9 $1,625.1 $1,782.6
COGS 1,177.6
81.5%
1,267.8
83.0%
1,338.6
82.4%
1,464.8
82.2%
Gross Margin 267.9
18.5%
259.1
17.0%
286.5
17.6%
317.8
17.8%
Licensees' Share of gross margin 22.8
1.6%
27.0
1.8%
30.0
1.8%
32.8
1.8%
Total Gross Margin 245.1
17.0%
232.1
15.2%
256.5
15.8%
284.9
16.0%
SG&A 173.4
12.0%
155.8
10.2%
150.5
9.3%
165.7
9.3%
Reported EBITDA $71.7
5.0%
$76.3
5.0%
$106.0
6.5%
$119.3
6.7%
Non-recurring SG&A
(3)
7.0
0.5%
15.4
1.0%
-
-
-
-
Adjusted EBITDA $78.7
5.4%
$91.7
6.0%
$106.0
6.5%
$119.3
6.7%
(1) 2009 Adjusted EBITDA includes YTD GAAP EBITDA, company's Q4 EBITDA forecast, adjustments for non-recurring acquisition related expenses and full year effect of acquisitions
(2) Does not reflect the costs associated with the Atlas/Select merger
(3) Adjusted EBITDA in 2008 and 2009 is pro forma for non-recurring SG&A expenses which represent cost savings achieved post acquisitions.  Non-recurring SG&A costs include the following:
(a) One time costs related to acquisitions such as legal fees,severance, consulting fees, etc.
(b) Cost savings achieved due to reduction in  costs such as salary of terminated employees, rent for discontinued locations etc.

Valuation

Selected Trading Comparables — Core

Source:  Capital IQ  and Company information
(In
$mm, except per share data)
Stock Price Market Enterprise Revenue EBITDA EPS
Trading Data and Size 12/8/09 Cap Value 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E
Adecco SA 54.89 9,561 10,489 21,616 22,963 24,707 677 825 1,087 2.22 2.43 3.43
Randstad Holding NV 48.82 8,277 9,986 18,200 18,175 19,509 558 630 834 1.69 2.08 2.96
Manpower Inc. 55.24 4,334 4,042 15,770 16,477 18,493 222 269 429 0.73 1.09 2.41
TrueBlue, Inc. 13.64 598 502 1,004 1,019 1,096 29 37 59 0.20 0.29 0.61
Spherion Corp. 6.10 310 322 1,665 1,677 1,827 27 36 52 -0.07 0.05 0.19
Select Staffing - - - 840 1,527 1,625 1,783 92 106 119 - - -
Total Debt/ EBITDA Margin TEV/Revenue TEV/EBITDA P/E
Multiples LTM EBITDA 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E
Adecco SA 2.4x 3.1 3.6 4.4 0.49 0.46 0.42 15.5x 12.7x 9.6x 24.7x 22.6x 16.0x
Randstad Holding NV 4.8 3.1 3.5 4.3 0.55 0.55 0.51 17.9 15.8 12.0 28.8 23.5 16.5
Manpower Inc. 2.5 1.4 1.6 2.3 0.26 0.25 0.22 18.2 15.0 9.4 nm 50.8 22.9
TrueBlue, Inc. nm 2.9 3.6 5.4 0.50 0.49 0.46 17.1 13.7 8.6 nm 46.6 22.5
Spherion Corp. 0.6 1.6 2.1 2.8 0.19 0.19 0.18 12.0 9.0 6.2 nm nm 32.1
Median 2.4 2.9 3.5 4.3 0.49 0.46 0.42 17.1 13.7 9.4 26.8 35.0 22.5
Mean 2.6 2.4 2.9 3.8 0.40 0.39 0.36 16.1 13.2 9.2 26.8 35.9 22.0

Selected Trading Comparables — Broad Universe

Source:  Capital IQ  and Company information
(In $mm, except per share data)
Stock Price Market Enterprise
Revenue EBITDA EPS
Trading Data and Size
12/8/09 Cap Value 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E
Adecco SA 54.89 9,561 10,489 21,616 22,963 24,707 677 825 1,087 2.22 2.43 3.43
Randstad Holding NV 48.82 8,277 9,986 18,200 18,175 19,509 558 630 834 1.69 2.08 2.96
Manpower Inc. 55.24 4,334 4,042 15,770 16,477 18,493 222 269 429 0.73 1.09 2.41
TrueBlue, Inc. 13.64 598 502 1,004 1,019 1,096 29 37 59 0.20 0.29 0.61
Kelly Services Inc. 11.61 406 396 4,170 4,277 4,416 (39) 27 58 -1.26 -0.25 0.25
Spherion Corp. 6.10 310 322 1,665 1,677 1,827 27 36 52 -0.07 0.05 0.19
Robert Half International Inc. 25.31 3,821 3,415 3,004 2,954 1,827 131 176 52 0.21 0.37 0.19
Resources Connection Inc. 20.40 927 770 530 538 3,493 8 31 311 -0.10 0.23 0.93
Select Staffing - - - 840 1,527 1,625 1,783 92 106 119 - - -
Total Debt/
EBITDA Margin TEV/Revenue TEV/EBITDA P/E
Multiples LTM EBITDA 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E
Adecco SA 2.4x 3.1 3.6 4.4 0.49 0.46 0.42 15.5x 12.7x 9.6x 24.7x 22.6x 16.0x
Randstad Holding NV 4.8 3.1 3.5 4.3 0.55 0.55 0.51 17.9 15.8 12.0 28.8 23.5 16.5
Manpower Inc. 2.5 1.4 1.6 2.3 0.26 0.25
0.22 18.2 15.0 9.4 nm 50.8 22.9
TrueBlue, Inc. nm 2.9 3.6 5.4 0.50 0.49 0.46 17.1 13.7 8.6 nm 46.6 22.5
Kelly Services Inc. nm nm 0.6 1.3 0.09 0.09 0.09 nm 14.7 6.8 nm nm 47.0
Spherion Corp. 0.6 1.6 2.1 2.8 0.19 0.19 0.18 12.0 9.0 6.2 nm nm 32.1
Robert Half International Inc. 0.0 4.4 6.0 2.8 1.14 1.16 1.87 26.0 19.4 11.0 nm nm 27.2
Resources Connection Inc. nm 1.5 5.7 8.9 1.45 1.43 0.22 nm 25.0 11.6 nm nm 29.5
Median 2.4 2.9 3.5 3.6 0.49 0.47 0.32 17.5 14.9 9.5 26.8 35.0 25.1
Mean 2.1 2.6 3.3 4.0 0.58 0.58 0.50 17.8 15.7 9.4 26.8 35.9 26.7

Transaction Details

Illustrative Pro Forma Capitalization

Note:
1Share count is based on forecasted $518 million of debt at closing; level of debt at closing will determine amount of shares issued to Select Shareholders
Shares
% of
Common
% with
Earnout Shares
% of
Common
% with
Earnout Shares
% of
Common
% with
Earnout
Common to Select Shareholders¹
24,723,000 43.1% 39.0% 24,723,000 45.4% 40.9% 24,723,000 48.1% 43.1%
Common Shares to Second Lien holders 7,000,000 12.2% 11.0% 7,000,000 12.9% 11.6% 7,000,000 13.6% 12.2%
Sub-Total Newly Issued Shares 31,723,000 31,723,000 31,723,000
Atlas Shareholders and Warrant holders 25,677,000 44.7% 40.5% 22,677,000 41.7% 37.5% 19,677,000 38.3% 34.3%
Total Outstanding Shares at Closing 57,400,000 100.0% 90.5% 54,400,000 100.0% 90.1% 51,400,000 100.0% 89.5%
Select Earn Out Shares 6,000,000 9.5% 6,000,000 9.9% 6,000,000 10.5%
Total Outstanding Shares post Earnout 63,400,000 100.0% 100.0% 60,400,000 100.0% 100.0% 57,400,000 100.0% 100.0%
Debt at Closing (266,000,000) $   (296,000,000) $   (326,000,000) $
Total EV at Atlas Share Price of $10.00 840,000,000 $    840,000,000 $    840,000,000 $
EV/EBITDA Multiple of 2009 Estimated EBITDA of $91.7 million 9.16x 9.16x 9.16x
$91,720,000.00
No Redemption 15% Redemption 30% Redemption

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